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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
      PURSUANT TO SECTION 13 OR 15D OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) April 20, 2006
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                          WILMINGTON TRUST CORPORATION
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             (Exact name of registrant as specified in its charter)





         Delaware                     1-14659                   51-0328154
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(State or other jurisdiction      (Commission File            (IRS Employer
     of incorporation)                 Number)            Identification Number)




              Wilmington Trust Corporation
                  Rodney Square North
                1100 North Market Street
                  Wilmington, Delaware                         19890
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        (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:  (302) 651-1000
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         (Former names or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

On April 20, 2006, the Board of Directors of Wilmington Trust Corporation (the "Corporation") appointed Kevyn N. Rakowski as the Corporation's Controller. Ms. Rakowski is 52 years of age and previously served as Vice President and Controller of Marlin Leasing Corporation from June 2004 to April 2006. Marlin is a subsidiary of Marlin Business Services Corporation (NASDAQ), a nationwide provider of leasing programs for equipment vendors and their clients. She also served as Director of Accounting and Reporting for InfraSource, Inc. (NYSE), which provides transmission and distribution infrastructure for electric, natural gas, and telecommunication utilities, from September 1997 to June 2004.

In addition, on April 20, 2006, Richard R. Collins, Hugh E. Miller, and Thomas
P. Sweeney retired from the Corporation's Board or Directors in accordance with the Corporation's Bylaws, which provide in general that no director who has attained the age of 69 can stand for re-election.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                       WILMINGTON TRUST CORPORATION




Dated: April 20, 2006                  By:  /s/ Ted T. Cecala
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                                          Name:  Ted T. Cecala,
                                          Title: Chairman of the Board and
                                                 Chief Executive Officer


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